UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) April 16, 2012

(Date of earliest event reported) April 13, 2012

Mid-Con Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(Address of principal executive offices)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 13, 2012, we announced that we will participate in the IPAA OGIS New York Conference on Tuesday, April 17, 2012. We also announced that members of our management and board of directors will visit the NASDAQ MarketSite in Times Square on Wednesday, April 18, 2012 to celebrate the completion of our initial public offering in December 2011 and listing on the NASDAQ Global Market. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Jeffrey R. Olmstead, President and Chief Financial Officer, will present at the IPAA OGIS New York Conference at 4:35 p.m. EDT (3:35 p.m. CDT).

The materials utilized at the conference will be accessible on our website, www.midconenergypartners.com, on Monday, April 16, 2012, beginning at 9:00 a.m. EDT (8:00 a.m. CDT).

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Mid-Con Energy Partners, LP Press Release dated April 13, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP By: Mid-Con Energy GP, LLC, its general partner

Date: April 16, 2012	By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead President and Chief Financial Officer